EXHIBIT 10.6

PARTICIPANTS AS OF JANUARY 1, 2012

UNDER THE EXECUTIVE MANAGEMENT INCENTIVE PLAN

John V. Faraci	Chairman and Chief Executive Officer

John N. Balboni	SVP and Chief Information Officer, Information Technology

C. Cato Ealy	SVP, Corporate Development

Tommy S. Joseph	SVP, Manufacturing, Technology, EHS&S, and Global Sourcing

Thomas G. Kadien	SVP, Consumer Packaging and IP Asia

Paul J. Karre	SVP, Human Resources and Communications

Mary A. Laschinger	SVP and President, xpedx

Tim S. Nicholls	SVP, Printing & Communications Papers the Americas

Maximo Pacheco	SVP and President, IP Europe, Middle East, Africa and Russia

Carol L. Roberts	SVP and Chief Financial Officer

Sharon R. Ryan	SVP, General Counsel and Corporate Secretary

Mark S. Sutton	SVP, Industrial Packaging

Any other individual elected to the position of Senior Vice President during 2012

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EXECUTIVE MANAGEMENT INCENTIVE PLAN

2012 COMPANY BUSINESS OBJECTIVE

AND INTERMEDIATE PERFORMANCE OBJECTIVES

Plan Element	162(m) Limit Approved by MDCC
COMPANY BUSINESS OBJECTIVE:	POSITIVE EBITDA BEFORE SPECIAL ITEMS

INTERMEDIATE PERFORMANCE OBJECTIVES:	SAME AS 2012 MANAGEMENT INCENTIVE PLAN OBJECTIVES

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